Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 25, 2017 (the “First Amendment Effective Date”) by and among e.l.f. Cosmetics, Inc., a Delaware corporation (“e.l.f. Cosmetics”), JA 139 Fulton Street Corp., a New York corporation (“JA 139 Fulton”), JA 741 Retail Corp., a New York corporation (“JA 741 Retail”), JA Cosmetics Retail, Inc., a New York corporation (“JA Cosmetics Retail”), J.A. RF, LLC, a Delaware limited liability company (“JA RF”), and J.A. Cherry Hill, LLC, a Delaware limited liability company (“JA Cherry Hill”; collectively with e.l.f. Cosmetics, JA 139 Fulton JA 741 Retail, JA Cosmetics Retail and JA RF, the “Borrowers”), e.l.f. Beauty, Inc., a Delaware corporation (“e.l.f. Beauty”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (in its individual capacity, “BMO”), as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, the other Loan Parties, BMO, as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of December 23, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined terms and the definitions therefor in appropriate alphabetical order:

“First Amendment Effective Date” means August 25, 2017.

“First Amendment to Credit Agreement” shall mean that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

(a) The definition of “Applicable Margin” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to replace the table set forth therein with the table set forth below:

Level	Consolidated Total Net Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
I	> 3.00:1.00	2.75%	1.75%
II	> 2.50:1.00 but < 3.00:1.00	2.50%	1.50%
III	> 2.00:1.00 but < 2.50:1.00	2.00%	1.00%
IV	> 1.50:1.00 but < 2.00:1.00	1.75%	0.75%
V	< 1.50:1.00	1.50%	0.50%

(b) The definitions of “Revolving Credit Facility”, “Revolving Credit Maturity Date” and “Term Loan Maturity Date” set forth in Section 1.01 (Defined Terms) of the Credit Agreement are hereby amended and restated in their entirety to read as follows, respectively:

“Revolving Credit Facility” means the facility described in Sections 2.01(a), 2.03 and 2.04 providing for Revolving Loans, Letters of Credit and Swing Line Loans to or for the benefit of Borrowers by the Revolving Lenders, L/C Issuer and Swing Line Lender, as the case may be, in the maximum aggregate principal amount at any time outstanding of $50,000,000 as adjusted from time to time pursuant to the terms of this Agreement.

“Revolving Credit Maturity Date” means August 25, 2022.

“Term Loan Maturity Date” means August 25, 2022.

(c) Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Term Loans. Borrowers unconditionally promise to pay to Administrative Agent for the account of each Term Lender the aggregate principal amount of the Term Loan outstanding on the following dates in the respective amounts set forth opposite such dates:

Date	Quarterly Payment
September 30, 2017	$2,062,500
December 31, 2017	$2,062,500

March 31, 2018	$2,062,500
June 30, 2018	$2,062,500
September 30, 2018	$2,062,500
December 31, 2018	$2,062,500

March 31, 2019	$2,062,500
June 30, 2019	$2,062,500
September 30, 2019	$2,475,000
December 31, 2019	$2,475,000

March 31, 2020	$2,475,000
June 30, 2020	$2,475,000
September 30, 2020	$3,093,750
December 31, 2020	$3,093,750

March 31, 2021	$3,093,750
June 30, 2021	$3,093,750
September 30, 2021	$4,125,000
December 31, 2021	$4,125,000

March 31, 2022	$4,125,000
June 30, 2022	$4,125,000
August 25, 2022	As set forth below

The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earlier of (i) the Term Loan Maturity Date, and (ii) the date of the acceleration of such Term Loans in accordance with the terms hereof.”

(d) Schedule 2.01 to the Credit Agreement is deleted in its entirety and Schedule 2.01 attached hereto is substituted therefor.

(e) Each Lender with a Revolving Credit Commitment agrees that any Revolving Loans funded on or after the First Amendment Effective Date shall be funded in accordance with the Applicable Percentages of such Lender after giving effect to the increase in the Aggregate Revolving Credit Commitments pursuant to this Amendment. Each such Lender also agrees that any outstanding Revolving Loans and participation interests in L/C Obligations and Swing Line Loans shall be re-allocated and adjusted among each Lender with a Revolving Credit Commitment on the First Amendment Effective Date (after giving effect to this Amendment) to the extent necessary to keep the outstanding applicable Revolving Loans ratable among such Lenders in accordance with any revised Applicable Percentages (as set forth on Schedule 2.01), as applicable (and each such Lender shall be deemed to have assigned and/or purchased, as necessary, any such interests in order to accurately reflect such new Applicable Percentages (as set forth on Schedule 2.01) as of the First Amendment Effective Date and the Borrower Agent hereby consents to all such assignments), and the Borrowers agree to pay any additional amounts required pursuant to, and in accordance with, Section 3.05 of the Credit Agreement resulting therefrom.

3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a. the execution and delivery of this Amendment by the Administrative Agent, the requisite Lenders, the Borrowers and each Loan Party;

b. the truth and accuracy, in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), of the representations and warranties contained in Section 4 hereof;

c. no Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment;

d. the Borrowers shall have paid to Administrative Agent, for the ratable benefit of the Lenders party hereto that were “Lenders” under the Credit Agreement immediately prior to giving effect to this Amendment (as determined prior to giving effect to any changes in Revolving Credit Commitments pursuant to this Amendment), a fully earned, non-refundable amendment fee in an amount equal to 0.10% of the sum of (x) the aggregate principal amount of the outstanding Term Loans of each such Lender on the First Amendment Effective Date and (y) the aggregate amount of the Revolving Credit Commitments of each such Lender in effect immediately prior to the effectiveness of this Amendment;

e. all accrued costs, fees and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to Administrative Agent) due and payable to Administrative Agent and the Arranger pursuant to this Amendment and the Credit Agreement, in each case, on or before the First Amendment Effective Date shall have been paid, to the extent set forth hereunder or otherwise invoiced with reasonable detail at least one (1) Business Day prior to the First Amendment Effective Date; and

f. the payment by the Borrowers to the Administrative Agent of the fees set forth in a separate fee letter dated as of even date herewith between the Borrowers and the Administrative Agent.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows:

a. after giving effect to this Amendment, the representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representations and warranties were true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) as of such earlier date;

b. after giving effect to this Amendment, such Loan Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization;

c. such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

d. the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement, as amended hereby, have, in each case, been duly authorized by all necessary organizational action and (A) do not and will not (i) contravene the terms of its Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.02 of the Credit Agreement) (x) any Contractual Obligation to which such Person is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (iii) violate any Law material to any Loan Party or Subsidiary in any material respect, except with respect to any conflict, breach, or contravention referred to in clause (A)(ii), to the extent that such conflict, breach or contravention would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) do not or will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for (i) filings necessary to perfect Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent for the benefit of the Lender Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given or made and are in full force and effect or (iii) if the failure to obtain the same, take such action or give such notice could reasonably be expected to result in a Material Adverse Effect;

e. this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

f. no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

5. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby. This Amendment is a Loan Document for purposes of the Credit Agreement.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf or .tiff files) shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment except as permitted by the Credit Agreement.

8. Governing Law and Jurisdiction.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWERS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

9. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

11. Release. In consideration of the Lenders’ and the Administrative Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Administrative Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Administrative Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Administrative Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

12. New Lenders. Each of the Persons party hereto as a “Lender” that was not a Lender under the Credit Agreement prior to the effectiveness of this Amendment (each such Person a “New Lender”, and collectively, the “New Lenders”) (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 6.01(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement; (b) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (e) specifies as its lending office (and address for notices) the offices set forth on its Administrative Questionnaire delivered to Administrative Agent. The parties hereto acknowledge and agree that after giving effect to this Amendment, each New Lender shall hereinafter be a party to the Credit Agreement as a Lender and shall have the rights and obligations of a Lender thereunder.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

LOAN PARTIES:

E.L.F. COSMETICS, INC.

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

JA 139 FULTON STREET CORP.

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

JA 741 RETAIL CORP.

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

JA COSMETICS RETAIL, INC.

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

J.A. RF, LLC

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

J.A/ CHERRY HILL, LLC

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

E.L.F. BEAUTY, INC.

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Senior Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and as a Lender

By:	/s/ Joan Murphy
Name:	Joan Murphy
Title:	Director

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joel D. McPeak
Name:	Joel D. McPeak
Title:	Assistant Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

United Bank, as a Lender

By:	/s/ Tom Wolcott
Name:	Tom Wolcott
Title:	SVP Shared National Credit

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Courtney Eng
Name:	Courtney Eng
Title:	Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

U.S. Bank National Association, as a Lender

By:	/s/ Jason Nadler
Name:	Jason Nadler
Title:	Managing Director

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AP MA Funding LLC, as a Lender

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AP Funding II LLC, as a Lender

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

BANCALLIANCE INC. By: AP Commercial LLC, its attorney-in-fact, as a Lender

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

First Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Maribelle Villaseñor
Name:	Maribelle Villaseñor
Title:	Director

First Amendment to Credit Agreement